Business Combination (Tables)	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Summary of purchase price allocation including the consideration paid for lntegron LLC, the recognized amounts of assets acquired, and liabilities assumed as follows
The following table summarizes the purchase price allocation including the consideration paid for lntegron LLC, the recognized amounts of assets acquired, and liabilities assumed on November 22, 2019:

(in ‘000)	Amount
Cash paid to sellers	$37,500
Common stock issued to sellers	7,000

Total consideration	$44,500
Cash	12
Accounts receivable	7,776
Inventories	489
Prepaid expenses and other receivables	341
Property, plant and equipment	458
Identifiable intangible assets	32,000
Deferred tax liabilities	(1,285)
Accounts payable and accrued liabilities	(1,818)

Net identifiable assets acquired	37,973

Goodwill (excess of consideration transferred over net identifiable assets acquired)	$6,527